SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2000

                            REGENCY AFFILIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                           01-7949                   72-0888772
  (State Or Other                    (Commission                (IRS Employer
  Jurisdiction Of                    File Number)            Identification No.)
  Incorporation)

                            729 South Federal Highway
                                    Suite 307
                             Stuart, Florida 34994
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (561) 220-7662

Item 4. Change in Registrant's Certifying Accountant.


     Regency Affiliates, Inc. (the "Company") has dismissed Hausser + Taylor LLP as its independent certified accountant, and has engaged the firm of Rosenberg, Rich, Baker & Berman as its independent certified accountants. Rosenberg, Rich will undertake the audit of the company's financial statements for the fiscal year ended December 31, 2000.

     The change of accountants was pursuant to a bidding procedure undertaken by the Audit Committee of the Board of Directors. The decision to change accountants to Rosenberg Rich was recommended by the Audit Committee to the full Board of Directors following such procedure, with the full Board approving the change of accountants at its December 4, 2000 meeting.

     Management represents as follows: (a) There have been no disputes between management and Hausser + Taylor and their reports have not contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; (b) during the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements with Hausser + Taylor on any matter of accounting principles or practices, financial statement disclose, or auditing scope or procedure; and (c) Hausser + Taylor expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     In addition, during the Company's two most recent fiscal years and any subsequent interim period, Hausser + Taylor has not advised the Company that:
(a) the internal controls necessary to develop reliable financial statements did not exist; (b) information had come to the attention of Hausser + Taylor which made it unwilling to rely on management's representation, or unwilling to be associated with the financial statements prepared by management; (c) the scope of the audit should have been expanded significantly; or (d) information had come to Hausser + Taylor's attention that it had concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements, including information that might have precluded the issuance of an unqualified audit report, and the issue had not been resolved to Hausser + Taylor's satisfaction.

     The Company requested, and Hausser + Taylor has furnished, a letter addressed to the Securities and Exchange Commission stating that Hausser + Taylor agrees with the above statements that pertain to Hausser + Taylor. A copy of such letter, dated December 28, 2000, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits

         16.1     Letter dated December 28, 2000 from Hausser + Taylor LLP


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REGENCY AFFILIATES, INC.



                                             By /s/Jackie Teske, Secretary
                                                ________________________________
                                                Jackie Teske, Secretary



Date:    January 5, 2001

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                                     EXHIBIT


                                                        December 28. 2000



Securities & Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Regency Affiliates, Inc., which were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 4, 2000. We agree with the statements concerning our Firm in such Form 8-K.

                                                    Very truly yours,



                                                    Hausser & Taylor LLP\